ADVANCED SERIES TRUST

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Tactical Preservation Portfolio

Supplement dated October 18, 2024

to the Statement of Additional Information, dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST J.P. Morgan Global Thematic Portfolio and the AST J.P. Morgan Tactical Preservation Portfolio (each, a Portfolio and collectively, the Portfolios). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the SAI.

The Board of Trustees of the Trust (the Board) approved (i) changing the name of AST J.P. Morgan Global Thematic Portfolio to "AST J.P. Morgan Moderate Multi-Asset Portfolio;" (ii) changing the name of AST J.P. Morgan Tactical Preservation Portfolio to “AST J.P. Morgan Conservative Multi-Asset Portfolio”; (iii) certain revisions to the principal investment strategy of each Portfolio; (iii)changing the secondary (performance) benchmark of the AST J.P. Morgan Global Thematic Portfolio; and (iv) revisions to each Portfolio’s management fee rate schedule, which are expected to lower each Portfolio’s effective management fee.

The Manager expects to begin the implementation of the change to the Portfolio’s principal investment strategies in early November 2024 with final completion expected on November 14, 2024.

To reflect the changes described above, the Prospectus and Summary Prospectus relating to the Portfolio are hereby revised as follows, effective, unless otherwise noted, November 14, 2024:

A.All references in the SAI to "AST J.P. Morgan Global Thematic Portfolio" are hereby changed to "AST J.P. Morgan Moderate Multi-Asset Portfolio" and all references to "AST J.P. Morgan Tactical Preservation Portfolio" are hereby changed to "AST J.P. Morgan Conservative Multi-Asset Portfolio".

B.The table in Part I of the SAI entitled “Management Fee Rates” is hereby revised by replacing the information pertaining to the Portfolios with the information set forth below:

Management Fee Rates

Portfolio	Contractual Fee Rate
AST J.P. Morgan Conservative Multi-Asset	Effective November 14, 2024:
Portfolio	0.6925% of average daily net assets
Prior to November 14, 2024
0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

AST J.P. Morgan Moderate Multi-Asset Portfolio	Effective November 14, 2024:
0.6925% of average daily net assets
Effective November 14, 2024:
0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

ASTSAISUP1

C.The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the Portfolios with the information set forth below:

Fee Waivers & Expense Limitations

Portfolio	Fee Waiver and/or Expense Limitation
AST J.P. Morgan Conservative Multi-Asset Portfolio	The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2026. In addition, the Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser.

AST J.P. Morgan Moderate Multi-Asset Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser.

D.The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the Portfolios with the information set forth below:

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser(s)	Fee Rate*
AST J.P. Morgan Conservative Multi-Asset Portfolio	J.P. Morgan	0.26% of average daily net assets

AST J.P. Morgan Moderate Multi-Asset Portfolio	J.P. Morgan	0.27% of average daily net assets

E.The section in Part I of the SAI entitled “Notes to Subadviser Fee Rate Table” is hereby revised by replacing the information pertaining to J.P. Morgan and T. Rowe Price with the information set forth below:

J.P. Morgan: The subadviser’s fee reflects negotiations with the adviser that considered the scope and importance to the subadviser of its relationship with funds in the complex.

J.P. Morgan has agreed to waive its subadvisory fee in an amount equal to the revenue received for investments in funds or ETFs affiliated with J.P. Morgan. Although not expected, this may result in a negative effective subadvisory fee, or payment from J.P. Morgan to the Manager.

For the purpose of calculating the subadvisory fee for the portfolios managed by J.P. Morgan, a fee discount of a minimum of 10% is applied on the average daily net assets of the following J.P. Morgan managed portfolios: AST Academic Strategies Asset Allocation Portfolio; AST Advanced Strategies Portfolio; AST Balanced Asset Allocation Portfolio; AST Capital Growth Asset Allocation Portfolio; AST Core Fixed Income Portfolio; AST International Equity Portfolio; AST J.P. Morgan Aggressive Multi-Asset Portfolio; AST J.P. Morgan Conservative Multi-Asset Portfolio; AST J.P. Morgan Fixed Income Central Portfolio; AST J.P. Morgan Moderate Multi-Asset Portfolio; AST Large-Cap Equity Portfolio; AST Large-Cap Growth Portfolio; AST Large-Cap Value Portfolio; and AST Preservation Asset Allocation Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.